UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2021

QUALTRICS INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	001-39952	47-1754215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West River Park Drive
Provo, Utah 84604
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (385) 203-4999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	XM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 19, 2021, SAP America, Inc., a wholly owned subsidiary of SAP SE (“SAP”) and the holder of a majority of the outstanding shares of Class B common stock of Qualtrics International Inc. (the “Company”), approved the 2021 Qualtrics International Inc. Inducement Equity Plan (the “Inducement Plan”) by written consent in accordance with the Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws. SAP holds 423,170,610 shares of Class B common stock, representing 100% of the outstanding shares of the Company’s Class B common stock as of August 5, 2021.

On August 19, 2021, the Board of Directors of the Company adopted the Inducement Plan, pursuant to which the Company reserved 3,400,000 shares of the Company’s Class A common stock for issuance under the Inducement Plan. The terms of the Inducement Plan are substantially similar to the terms of the Company’s 2021 Qualtrics International Inc. Employee Omnibus Equity Plan, with the addition of certain terms and conditions intended to comply with the Nasdaq inducement award exception. Awards under the Inducement Plan may be granted only to employees who satisfy the standards for inducement grants under Rule 5635(c)(4) of the Nasdaq Listing Rules and only when the award is an inducement material to such individual’s entering into employment with the Company and its subsidiaries within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules.

The Inducement Plan is incorporated herein by reference to Exhibit 99.1 of the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 20, 2021. The foregoing description of the terms of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to the full text thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	2021 Qualtrics International Inc. Inducement Equity Plan
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)
* Incorporated by reference to Exhibit 99.1 filed with the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 20, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTRICS INTERNATIONAL INC.

Dated: August 20, 2021	By:	/s/ Blake Tierney
	Name:	Blake Tierney
	Title:	General Counsel